SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other
jurisdiction of             (Commission                      (IRS Employer
corporation)                File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

(702) 794-9527
----------------
Registrant's telephone number,
    including area code
                                -----------------------------
               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01.  Entry into a Material Definitive Agreement

On May 17, 2005, Riviera Holdings Corporation (the "Company") and its wholly-owned subsidiary, Riviera Operating Corporation ("ROC"), entered into the current Salary Continuation Agreements ("Agreements") with 65 officers and other significant employees and on October 10, 2005, they entered into an Agreement with one other significant employee. 63 of those individuals are still employed with ROC. The Agreements entitle them to certain compensation and benefits if the Company terminates their employment without cause (a "Company Termination") within a specified time period after a change in control of the Company, as described below.

The Agreements with Duane R. Krohn, the Company's Treasurer and chief financial officer and ROC's Executive Vice President of Finance; Ronald P. Johnson, ROC's Executive Vice President of Operations; Tullio J. Marchionne, the Company's Secretary and General Counsel and ROC's Secretary and Vice President; and one other significant employee entitle them to (i) 24 months of base salary and full fringe benefits, and eligibility for an incentive compensation bonus for the year of termination, in the event of a Company Termination within 24 months after a change in control of the Company.

The Agreements with 6 current significant employees entitle them to 12 months of base salary, subject to their duty to mitigate by obtaining similar employment elsewhere ("Mitigation"), plus two years of health insurance coverage and eligibility for an incentive compensation bonus for the year of termination, in the event of a Company Termination within 24 months after a change in control.

The Agreements with 23 current significant employees entitle them to 12 months of base salary, subject to Mitigation, plus two years of health insurance coverage in the event of a Company Termination within 24 months after a change in control.

The Agreements with 30 current significant employees entitle them to six months of base salary, subject to Mitigation, plus one year of health insurance coverage in the event of a Company Termination within 12 months after a change in control.

The Agreements expire on December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006                         RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO